SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2006

The New York Times Company
(Exact name of Registrant as Specified in Its Charter)

New York	1-5837	13-1102020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 West 43rd Street, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

On December 14, 2006, the Audit Committee of the Board of Directors of The New York Times Company (the “Company”) notified Deloitte & Touche LLP (“Deloitte”) that it had determined to dismiss them as the Company’s independent registered public accounting firm, effective as of the date of the completion of the audit services for the fiscal year ending December 31, 2006. Upon completion of the audit services, the Company will file an amendment to this Form 8-K with the specific date of dismissal of Deloitte and an update of the disclosures required by Item 304(a)(1)(iv) and (v) of Regulation S-K through this date.

The decision to change auditors followed the Audit Committee’s periodic review, as part of its corporate governance practices, of the Company’s independent registered public accounting firm.

During the Company’s two fiscal years ended December 25, 2005, and through December 14, 2006, there were no disagreements between the Company and Deloitte on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s consolidated financial statements for the relevant year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Deloitte’s audit reports on the Company’s consolidated financial statements for the two fiscal years ended December 25, 2005, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except that Deloitte’s reports dated February 23, 2006, included explanatory paragraphs related to the adoption of Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment,” as revised, effective December 27, 2004, and FASB Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations—an interpretation of FASB Statement No. 143,” effective December 25, 2005.

The Company furnished a copy of the above disclosures to Deloitte and requested that Deloitte provide a letter addressed to the Commission stating whether or not it agrees with the statements made above.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

Also on December 14, 2006, the Audit Committee determined to engage Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm commencing with the audit for the fiscal year ending December 30, 2007, subject to ratification by the Company’s stockholders.

During the Company’s two fiscal years ended December 25, 2005, and through December 14, 2006, neither the Company, nor anyone on its behalf, consulted with Ernst & Young with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Ernst & Young to the Company that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 16.1             Letter from Deloitte & Touche LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: December 20, 2006	By:	/s/ Rhonda L. Brauer
Rhonda L. Brauer
Secretary and
Corporate Governance Officer

Exhibit List

Exhibit 16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission